UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2023

MannKind Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50865	13-3607736
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Casper Street Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 661-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MNKD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On December 22, 2023, MannKind Corporation (the “Company”) entered into a Seventh Amendment to Supply Agreement (the “Seventh Amendment”) with Amphastar Pharmaceuticals, Inc. pursuant to which the parties amended the Supply Agreement, dated July 31, 2014, as amended (the “Supply Agreement”). Pursuant to the Seventh Amendment, the parties agreed to, among other things, accommodate a change in the source of inclusion bodies (an intermediate product in the production of insulin) by restructuring the annual purchase commitments and implementing a capacity fee for certain future periods. As a result of these changes, the Company’s annual purchase commitments under the Supply Agreement are as follows:

Calendar Year	Annual Purchase Commitment (as amended)	Capacity Fee
2024	€2.9 million
2025		€1.5 million
2026		€750,000 per quarter until purchases resume
Year 1 of supply with new inclusion bodies	€4.2 million per year	€2.0 million per year
Year 2 – 5 of supply with new inclusion bodies	€6.0 million per year	€1.0 million per year
Year 6-8 of supply with new inclusion bodies	€8.0 million per year	€500,000 per year
Year 9 of supply with new inclusion bodies	€4.4 million per year	€500,000

Prior to the Seventh Amendment, the Company was committed to purchase commitments totaling €58.7 million in the aggregate over calendar years 2024-27.

The parties also agreed to extend the term of the Supply Agreement until the later of (a) December 31, 2035 or (b) until the completion of all purchase commitments.

The foregoing description of the Seventh Amendment does not purport to be complete and is qualified in its entirety by reference to the Seventh Amendment, a copy of which is attached as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1#	Seventh Amendment to Supply Agreement, dated December 22, 2023, by and between MannKind Corporation and Amphastar Pharmaceuticals, Inc.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

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Pursuant to Item 601(b)(10)(iv) of Regulation S-K promulgated by the SEC, certain portions of this exhibit have been redacted because the Company customarily and actually treats such omitted information as private or confidential and because such omitted information is not material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MannKind Corporation

Date: December 27, 2023	By:	/s/ David Thomson, Ph.D., J.D.
	Name:	David Thomson, Ph.D., J.D.
	Title:	Executive Vice President, General Counsel and Secretary